Exhibit 32.1


                        CERTIFICATION OF ANNUAL REPORT
                        --------------------------------

I, Mair Faibish, Chief Executive Officer of Synergy Brands, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2007 ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

Dated: March 28, 2008

                                             /s/ Mair Faibish
                                             --------------------
                                                 Mair Faibish
                                                 Chief Executive Officer